This is filed pursuant to Rule 497(e).
File Nos. 333-37177 and 811-08403.

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(LOGO)                              ALLIANCEBERNSTEIN INSTITUTIONAL FUNDS, INC.
                                                           - ALLIANCEBERNSTEIN
                                         GLOBAL REAL ESTATE INVESTMENT FUND II
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c/o AllianceBernstein Investor Services, Inc.
P.O. Box 786003, San Antonio, Texas 78278-6003
Toll Free (800) 221-5672
For Literature:  Toll Free (800) 227-4618
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                       STATEMENT OF ADDITIONAL INFORMATION
                                  March 1, 2007
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          This Statement of Additional Information ("SAI") is not a prospectus but supplements and should be read in conjunction with the current prospectus dated March 1, 2007, for AllianceBernstein Institutional Funds, Inc. (the "Company") and, with respect to certain Class I shares of the AllianceBernstein Global Real Estate Investment Fund II, the separate prospectus of the AllianceBernstein Global Real Estate Investment Fund II dated March 1, 2007, (each a "Prospectus" and together, the "Prospectuses"). Financial statements for the Company for the year ended October 31, 2006, are included in the annual report to shareholders and are incorporated into this SAI by reference. Copies of the Prospectuses and annual report may be obtained by contacting AllianceBernstein Investor Services, Inc. ("ABIS") at the address or the "For Literature" telephone number shown above.

                                TABLE OF CONTENTS
                                                                      Page
Description of the Fund..................................................
Management of the Fund...................................................
Expenses of the Fund.....................................................
Purchase of Shares.......................................................
Redemption and Repurchase of Shares......................................
Shareholder Services.....................................................
Net Asset Value..........................................................
Dividends, Distributions and Taxes.......................................
Portfolio Transactions...................................................
General Information......................................................
Financial Statements and Report of
     Independent Registered Public Accounting Firm.......................
Appendix A:  Statement of Policies and Procedures
     For Voting Proxies..................................................A-1
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                             DESCRIPTION OF THE FUND
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          The Company's shares are offered in separate series referred to as
"Funds." Each Fund is a separate pool of assets constituting, in effect, a separate open-end management investment company with its own investment objective and policies. A shareholder in a Fund will be entitled to his or her pro-rata share of all dividends and distributions arising from that Fund's assets and, upon redeeming shares of that Fund, the shareholder will receive the then current net asset value ("NAV") of the applicable class of shares of that Fund. (See "Investing in the Funds," in your Prospectus.) The Company currently has one portfolio: AllianceBernstein Global Real Estate Investment Fund II (the "Fund"), which is described in this SAI.

          Except as otherwise indicated, the investment objective and policies of the Fund are not "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), and may, therefore, be changed by the Company's Board of directors (the "Board of Directors" or the "Directors") without a shareholder vote. However, the Fund will not change its investment objective without at least 60 days' prior written notice to its shareholders. The Fund is a diversified fund as a matter of fundamental policy. There can be, of course, no assurance that the Fund will achieve its investment objective.

          Except as otherwise indicated, whenever any investment policy or practice, including any restriction, described in the Prospectuses or herein states a maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such securities or other assets. Accordingly, any later increase or decrease in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation of any such maximum.

          The term "net assets," as used in this SAI, means net assets plus any borrowings.

Investment Objective
--------------------

          The Fund's investment objective is total return from long-term growth of capital and income.

Investment Policies
-------------------

          The Fund invests primarily in equity securities of real estate investment trusts or "REITs" and other real estate industry companies. Under normal circumstances, the Fund invests at least 80% of its net assets in REITs and other real estate industry companies. This policy will not be changed without 60 days' prior written notice to shareholders. A "real estate industry company" is a company that derives at least 50% of its gross revenues or net profits from the ownership, development, construction, financing, management or sale of commercial, industrial or residential real estate or interests therein. The equity securities in which the Fund will invest for this purpose consist of common stock, shares of beneficial interest of REITs and securities with common stock characteristics, such as preferred stock or convertible securities ("Real Estate Equity Securities"). AllianceBernstein L.P., the Fund's investment adviser, (the "Adviser") will attempt to purchase for the Fund Real Estate Equity Securities of companies whose underlying portfolios are diversified geographically and by property type.

          The Fund may invest in (a) securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property ("Mortgage-Backed Securities"), such as mortgage pass-through certificates, real estate mortgage investment conduit ("REMIC") certificates and collateralized mortgage obligations ("CMOs") and (b) short-term investments. The risks associated with the Fund's transactions in REMICs, CMOs and other types of mortgage-backed securities, which are considered to be derivative securities, may include some or all of the following: market risk, leverage and volatility risk, correlation risk, credit risk and liquidity and valuation risk.

          As to any investment in Real Estate Equity Securities, the analysis of the Adviser will focus on determining the degree to which the company involved can achieve sustainable growth in cash flow and dividend paying capability. The Adviser believes that the primary determinant of this capability is the economic viability of property markets in which the company operates and that the secondary determinant of this capability is the ability of management to add value through strategic focus and operating expertise. The Fund will purchase Real Estate Equity Securities when, in the judgment of the Adviser, their market price does not adequately reflect this potential. In making this determination, the Adviser will take into account fundamental trends in underlying property markets as determined by proprietary models, site visits conducted by individuals knowledgeable in local real estate markets, price-earnings ratios (as defined for real estate companies), cash flow growth and stability, the relationship between asset value and market price of the securities, dividend payment history, and such other factors which the Adviser may determine from time to time to be relevant.

          The Adviser believes that an in-depth understanding of regional supply/demand balances by property type (current and forecast) and information that may be particular to certain geographical real estate regions, such as local development restrictions, are critical to real estate investing. The Adviser also believes investment evaluations must include an assessment of the properties owned by each of the companies it considers for investment and their exposure to regional fundamentals as described above. In addition, the Adviser seeks to understand development projects for each company it considers for inclusion in The Fund, and the exposure of properties under development to regional fundamentals as described above.

          The Fund may invest without limitation in shares of REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund. The Fund may invest in Real Estate Equity Securities of non-U.S. issuers.

Additional Investment Policies and Practices
--------------------------------------------

          To the extent not described in the Prospectuses, set forth below is additional information regarding the Fund's investment policies and practices, including restrictions.

Derivatives
-----------

          The Fund may, but is not required to, use derivatives for risk management purposes or as part of its investment practices. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

          The four principal types of derivatives, which include options, futures, forwards and swaps, as well as the methods in which they may be used by the Fund are described below.

          Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Investments in options are considered speculative. The Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

          Futures. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

          Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract.

          Swaps. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notational amount, in return for a contingent payment by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.

          Risks of Derivatives. Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand in considering the proposed amendment of the Fund's investment policies.

          -- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Fund's interest.

          -- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Fund's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

          -- Credit Risk. This is the risk that a loss may be sustained by the Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Fund considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

          -- Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

          -- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

          -- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

          Use of Options, Futures, Forwards and Swaps by the Fund.

          Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Fund may be either the buyer or seller in the transaction. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Fund is a buyer and no credit event occurs, the Fund it will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

          Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if the Fund is a buyer and no credit event occurs, it will lose its periodic stream of payments over the term of the contract. In addition, the value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

          The Fund will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Fund investing in securities rated below BBB- or Baa3 or not maintaining an average aggregate credit rating of at least A-.

          Synthetic Foreign Equity Securities. The Fund may invest in a form of synthetic foreign equity securities, referred to as international warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

          The Fund normally will invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. dollars). The cash payment is calculated according to a predetermined formula. The Fund may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

          The Fund will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the creditworthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

          International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in over-the-counter markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

          The Fund also may invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long term-options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations.

Convertible Securities
----------------------

          The Fund may invest in convertible securities of issuers whose common stocks are eligible for purchase by the Fund under the investment policies described above. Convertible securities include bonds, debentures, corporate notes and preferred stocks. Convertible securities are instruments that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible securities which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

          When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

Debt Securities
---------------

          The Fund may invest in debt securities rated BBB- or higher by S&P or Baa3 or higher by Moody's or, if not rated, of equivalent credit quality as determined by the Adviser. The Fund expects that it will not retain a debt security that is downgraded below BBB- or Baa3 or, if not rated, determined by The Adviser to have undergone similar credit quality deterioration, subsequent to purchase by the Fund.

Foreign Securities
------------------

          The Fund may invest in foreign securities. The Fund may be adversely affected by delays in, or a refusal to grant, any required governmental repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require the Fund to adopt special procedures or seek local government approval or other actions, any of which may involve additional costs to the Fund. These factors may affect the liquidity of the Fund's investments in any country and the Fund will monitor the effect of any such factor or factors on the Fund's investments. Transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States.

          The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, governmental regulation, political or social instability, revolutions, wars or diplomatic developments could adversely affect the economy of a foreign country. In the event of expropriation, nationalization, or other confiscation, the Fund could lose its entire investment in the securities of the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Forward Commitments and When-Issued and Delayed Delivery Securities
-------------------------------------------------------------------

          Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, the Fund does not pay for the securities until they are received, and the Fund is required to create a segregated account with its custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's forward commitments and "when-issued" or "delayed delivery" commitments.

          Forward commitments include "To be announced" ("TBA") mortgage-backed securities, which are contracts for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date, whereby the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Subsequent to the time of the trade, a mortgage pool or pools guaranteed by the Government National Mortgage Association, or GNMA, FNMA or FHLMC (including fixed rate or variable rate mortgages) are allocated to the TBA mortgage-backed securities transactions.

          At the time the Fund intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

          The Fund will enter into forward commitments and make commitments to purchase securities on a "when-issued" or "delayed delivery" basis only with the intention of actually acquiring the securities. However, the Fund may sell these securities before the settlement date if, in the opinion of The Adviser, it is deemed advisable as a matter of investment strategy.

          Although the Fund does not intend to enter into forward commitments for speculative purposes and the Fund intends to adhere to the provisions of Securities and Exchange Commission (the "Commission") policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if the Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, the Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, the Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation). In addition, no interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment.

Illiquid Securities and Non-Publicly Traded Securities
------------------------------------------------------

          The Fund will not invest in illiquid securities if immediately after such investment more than 15% or such other amount permitted by guidance regarding the 1940 Act of the Fund's net assets would be invested in such securities. For this purpose, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Fund over-the-counter and the cover for options written by the Fund over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

          Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restrictions on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the transfer restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

          Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

          The Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Fund that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Commission interpretation or position with respect to such type of securities.

Investments in Investment Companies
-----------------------------------

          The Fund may invest in securities of other investment companies, including exchange-traded funds, to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. The Fund intends to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 act.

Lending of Portfolio Securities
-------------------------------

          The Fund may seek to increase income by lending portfolio securities. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The Fund may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.

          Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the Commission, such loans may be made only to member firms of the New York Stock Exchange (the "Exchange") and will be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on five days' notice. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks.

          The Fund will not, however, have the right to vote any securities having voting rights during the existence of the loan. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions.

          The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Repurchase Agreements
---------------------

          A repurchase agreement is an agreement by which the Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate" that is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, the Fund monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits the Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Fund to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by the Fund.

          The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Fund would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. The Fund may incur various expenses in the connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund's rights. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

          The Fund may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Fund's ability to enter into repurchase agreements. Currently, the Fund intends to enter into repurchase agreements only with its custodian and such primary dealers.

Rights and Warrants
-------------------

          The Fund may invest in rights and warrants, which entitle the holder to buy equity securities at a specific price for a specific period of time. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales
-----------

          The Fund may make short sales of securities or maintain a short position. When engaging in a short sale, in addition to depositing collateral with a broker-dealer, the Fund is currently required under the 1940 Act to establish a segregated account with its custodian and to maintain therein liquid assets in an amount that, when added to cash or securities deposited with the broker-dealer, will at all times equal at least 100% of the current market value of the security sold short. If the price of a security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.

Short-Term Investments
----------------------

          The Fund may invest in short-term investments including corporate commercial paper and other short-term commercial obligations, in each case rated or issued by companies with similar securities outstanding that are rated Prime-1, Aa3 or better by Moody's or A-1, AA- or better by S&P; obligations (including certificates of deposit, time deposits, demand deposits, and bankers' acceptances) of banks with securities outstanding that are rated Prime-1, Aa3 or better by Moody's or A-1, AA- or better by S&P; and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities with remaining maturities not exceeding 18 months.

          The Fund may invest in debt securities rated BBB- or higher by S&P or Baa3 or higher by Moody's or, if not rated, of equivalent credit quality as determined by the Adviser. The Fund expects that it will not retain a debt security that is downgraded below BBB- or Baa3 (or an equivalent rating) or, if not rated, determined by the Adviser to have undergone similar credit quality deterioration, subsequent to purchase by the Fund. For additional information about securities ratings, please see "Additional Investment Policies and Practices - Securities Ratings" below.

Standby Commitment Agreements
-----------------------------

          The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Fund's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment. The Fund will at all times maintain a segregated account with its custodian of liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

          There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Additional Risk Considerations for Real Estate Investments
----------------------------------------------------------

          If the Fund receives rental income or income from the disposition of real property acquired as a result of a default on securities the Fund owns, the receipt of such income may adversely affect the Fund's ability to retain its tax status as a regulated investment company. Investments by the Fund in securities of companies providing mortgage servicing will be subject to the risks associated with refinancings and their impact on servicing rights.

          REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Securities Ratings
------------------

          The ratings of fixed-income securities by nationally recognized statistical rating organizations including Standard & Poor's Rating Services, Moody's Investors Services, Inc., Fitch Ratings ("Fitch"), Dominion Bond Rating Service Ltd. and A.M. Best Company are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

          The Adviser generally uses ratings issued by S&P, Moody's, Fitch and Dominion Bond Rating Service Ltd. Some securities are rated by more than one of these ratings agencies, and the ratings assigned to the security by the rating agencies may differ. In such an event and for purposes of determining compliance with restrictions on investments for the Fund, if a security is rated by two or more rating agencies, the Adviser will deem the security to be rated at the highest rating. For example, if a security is rated by Moody's and S&P only, with Moody's rating the security as Ba and S&P as BBB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Baa by Moody's and BBB by S&P). Or, if a security is rated by Moody's, S&P and Fitch, with Moody's rating the security as Ba1, S&P as BBB and Fitch as BB, the Adviser will deem the security to be rated as the equivalent of BBB (i.e., Ba1 by Moody's, BBB by S&P and BBB by Fitch).

          Unless otherwise indicated, references to securities ratings by one rating agency in this SAI shall include the equivalent rating by another rating agency.

Defensive Position
------------------

          For temporary defensive purposes, the Fund may vary from its investment objectives during periods in which conditions in securities markets or other economic or political conditions warrant. During such periods, the Fund may increase without limit its position in short-term, liquid, high-grade debt securities, which may include securities issued by the U.S. government, its agencies and, instrumentalities ("U.S. Government Securities"), bank deposit, money market instruments, short-term (for this purpose, securities with a remaining maturity of one year or less) debt securities, including notes and bonds, and short-term foreign currency denominated debt securities rated A3 or higher by Moody's Investors Service, Inc. ("Moody's") or A- or higher by Standard & Poor's Ratings Services ("S&P") or Fitch Ratings ("Fitch") or, if not so rated, of equivalent investment quality as determined by the Adviser.

          Subject to its policy of investing at least 80% of its net assets in equity securities of real estate investment trusts and other real estate industry companies, the Fund may also at any time temporarily invest funds awaiting reinvestment or held as reserves for dividends and other distributions to shareholders in money market instruments referred to above.

Fundamental Investment Policies
-------------------------------

          The following restrictions, which supplement those set forth in the Fund's Prospectuses, may not be changed without approval by the vote of a majority of the Fund's outstanding voting securities, which means the affirmative vote of the holders of (i) 67% or more or the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or
(ii) more than 50% of the outstanding shares, whichever is less.

          To reduce investment risk, as a matter of fundamental policy the Fund may not:

          (a) concentrate investments in an industry, other than the real estate industry, as concentration may be defined under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities;

          (b) issue any senior security (as that term is defined in the 1940
Act) or borrow money, except to the extent permitted by the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

          (c) make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act;

          (d) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

          (e) purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts; or

          (f) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

          As a fundamental policy, the Fund is diversified (as that term is defined in the 1940 Act). This means that at least 75% of the Fund's assets consist of:

          o    Cash or cash items;
          o    Government securities;
          o    Securities of other investment companies; and
          o Securities of any one issuer that represent not more than 10% of the outstanding voting securities of the issuer of the securities and not more than 5% of the total assets of the Fund.

Non-Fundamental Investment Policy
---------------------------------

          The following is a description of an operating policy that the Fund has adopted but that is not fundamental and is subject to change without shareholder approval.

          The Fund may not purchase securities on margin, except (i) as otherwise provided under rules adopted by the Commission under the 1940 Act or by guidance regarding the 1940 Act, or interpretations thereof, and (ii) that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

-----------------------------------------------------------------------------

                             MANAGEMENT OF THE FUND
-----------------------------------------------------------------------------

Adviser
-------

          The Adviser, a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in your Prospectus).

          The Adviser is a leading global investment management firm supervising client accounts with assets as of December 31, 2006, totaling approximately $717 billion. The Adviser provides management services for many of the largest U.S. public and private employee benefit plans, endowments, foundations, public employee retirement funds, banks, insurance companies and high net worth individuals worldwide. The Adviser is also one of the largest mutual fund sponsors, with a diverse family of globally distributed mutual fund portfolios. As one of the world's leading global investment management organizations, the Adviser is able to compete for virtually any portfolio assignment in any developed capital market in the world.

          The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of September 30, 2006, AllianceBernstein Holding, L.P. ("Holding"), a Delaware limited partnership, owned approximately 32.8% of the issued and outstanding units of limited partnership interest in the Adviser ("Alliance Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the Exchange under the ticker symbol "AC". Alliance Units do not trade publicly and are subject to significant restrictions on transfer. AllianceBernstein Corporation ("AB Corp.") is the general partner of both the Adviser and Holding. AB Corp.owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. AB Corp. is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.

          As of September 30, 2006, AXA, AXA Financial, AXA Equitable Life Insurance Company ("AXA Equitable") and certain subsidiaries of AXA Equitable beneficially owned approximately 59.5% of the issued and outstanding Alliance Units and approximately 1.7% of the issued and outstanding Holding Units that, including the general partnership interests in the Adviser and Holding, represent an economic interest of approximately 60.5% in the Adviser. As of September 30, 2006, SCB Partners, Inc., a wholly-owned subsidiary of SCB, Inc., beneficially owned approximately 6.3% of the issued and outstanding Alliance Units.

          AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial.

          Based on information provided by AXA, as of January 31, 2006, approximately 14.30% of the issued ordinary shares (representing 23.19% of the voting power) of AXA were owned directly and indirectly by three French mutual insurance companies.

          Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments and provides persons satisfactory to the Board of Directors to act as officers and employees of the Company. Such officers and employees may be employees of the Adviser or its affiliates.

          The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by the Fund, including, for example, office space and certain other equipment, investment advisory and administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with the Rule 12b-1 Plan, as defined below, and the costs of printing Company prospectuses and other reports to shareholders and fees related to registration with the Commission and with state regulatory authorities).

          The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may utilize personnel employed by the Adviser or its affiliates. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Board of Directors. The Fund paid to the Adviser, after waiver or reimbursement, a total of $90,497 in respect of such services during the Fund's fiscal year ended October 31, 2006.

          For the services rendered by the Adviser under the Advisory Agreement, the Fund paid the Adviser at an annualized rate of 0.90% of the average daily value of the Fund's net assets. The fee is accrued daily and paid monthly. The Adviser has contractually agreed for the current fiscal year to waive its fee and/or bear certain expenses so that total operating expenses do not exceed on an annual basis 1.20% of aggregate average daily net assets for Class I shares. This contractual agreement extends each year unless the Adviser provides written notice 60 days prior to the Fund's fiscal year end. Effective as of January 1, 2004, the Adviser waived a portion of its advisory fee. The advisory fee waiver reduced advisory fees to 0.55% of the first $2.5 billion, 0.45% of the excess over $2.5 billion up to $5 billion and 0.40% of the excess over $5 billion as a percentage of the Fund's average daily net assets. Effective September 7, 2004, the Board of Directors approved an amendment to the Advisory Agreement to reduce the contractual advisory fees to these amounts.

          For the fiscal years ended October 31, 2004, October 31, 2005, and October 31, 2006, the Adviser received advisory fees of $2,847,462 (net of $1,141,879, which was waived by the Adviser under the agreement with the New York Attorney General), $3,778,297 and $5,223,849, respectively, from the Fund.

          The Advisory Agreement became effective on November 14, 1997. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Directors including the Directors who are not parties to the Advisory Agreement or "interested persons," as defined by the 1940 Act, of any such party at a meeting called for that purpose held November 7, 1997, and by the Company's initial shareholder on November 3, 1997.

          The Advisory Agreement will continue in effect so long as its continuance is approved annually by a vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) or by the Board of Directors, including in either case, approval by a majority of the Directors who are not parties to the Advisory Agreement or "interested persons" of any such party as defined in the 1940 Act. Most recently, the Board of Directors approved continuance of the Advisory Agreement for the Fund for an additional annual term at meetings held on May 2-4, 2006.

          The Advisory Agreement may be terminated without penalty on 60 days' written notice by a vote of a majority of the Fund's outstanding voting securities, by a vote of a majority of the Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser will not be liable for any action or failure to act in accordance with its duties thereunder.

          The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to the following registered investment companies: AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Government Income Trust, Inc., AllianceBernstein Global Health Care Fund, Inc., AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Global Technology Fund, Inc., AllianceBernstein Greater China `97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein International Research Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to AllianceBernstein Income Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance California Municipal Income Fund, Inc., Alliance National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc., Alliance World Dollar Government Fund, Inc., AllianceBernstein Global High Income Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Additional Information About the Fund's Portfolio Managers
----------------------------------------------------------

          The management of and investment decisions for the Fund's portfolio are made by REIT Investment Policy Group. Mr. Joseph G. Paul and Ms. Teresa Marziano are the investment professionals(1) with the most significant responsibility for the day-to-day management of the Fund's portfolio. For additional information about the portfolio management of the Fund, see "Management of the Fund - Portfolio Managers" in the Fund's prospectus.

----------

(1) Investment professionals at the Adviser include portfolio managers and research analysts. Investment professionals are part of investment groups (or teams) that service individual fund portfolios. The number of investment professionals assigned to a particular fund will vary from fund to fund.

          The dollar range of the Fund's equity securities owned directly or beneficially by the Fund's portfolio managers is set forth below:

                                                    DOLLAR RANGE OF EQUITY
                                                    SECURITIES IN THE FUND
                                                    ----------------------
                                                    As of Fiscal Year Ended
                                                       October 31, 2006
                 Joseph G. Paul                              None
                 Teresa Marziano                             None

          As of October 31, 2006, employees of the Adviser had approximately $14,797,169 invested in shares of the Fund and approximately $738,697,612 in shares of all AllianceBernstein Mutual Funds (excluding AllianceBernstein money market funds) through their interests in the Profit Sharing/401(k) Plan and/or in certain deferred compensation plans, including the Partners Compensation Plan, including both vested and unvested amounts.

          The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund's fiscal year ended October 31, 2006.

                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)
                                                                    Total
                                                                    Assets of
                                                    Number of      Registered
                                                    Registered     Investment
                     Total          Total Assets    Investment     Companies
                     Number         of Registered   Companies      Managed
                     of Registered  Investment      Managed        with
                     Investment     Companies       with           Performance-
                     Companies      Managed         Performance-   based Fees
Portfolio Manager    Managed        (in millions)   based Fees     (in millions)
-----------------    -------        -------------   ----------     -------------

Joseph G. Paul       11             $2,322           None           None
Teresa Marziano       6             $  575           None           None


                          POOLED INVESTMENT VEHICLES

                                                                   Total
                                                                   Assets
                                                    Number         of Pooled
                                    Total           of Pooled      Investment
                     Total          Assets          Investment     Vehicles
                     Number         of Pooled       Vehicles       Managed
                     of Pooled      Investment      Managed        with
                     Investment     Vehicles        with           Performance-
                     Vehicles       Managed         Performance-   based Fees
Portfolio Manager    Managed        (in millions)   based Fees     (in millions)
-----------------    -------        -------------   ----------     -------------

Joseph G. Paul       17              $7,724          9              $6,007
Teresa Marziano       2              $  951          None            None


                                OTHER ACCOUNTS

                                                                 Total
                                                  Number         Assets
                                  Total           of Other       of Other
                     Total        Assets          Accounts       Accounts
                     Number       of Other        Managed        with
                     of Other     Accounts        with           Performance-
                     Accounts     Managed         Performance-   based Fees
Portfolio Manager    Managed      (in millions)   based Fees     (in millions)
-----------------    -------      -------------   ----------     -------------

Joseph G. Paul       32           $849             None           None
Teresa Marziano       8           $228             None           None


Investment Professional Conflict of Interest Disclosure
-------------------------------------------------------

          As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

          Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase, 401K/profit sharing plan investment and/or notionally in connection with deferred incentive compensation awards. the Adviser's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

          Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

          Allocating Investment Opportunities. The Adviser has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

          The Adviser's procedures are also designed to prevent potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

          To address these conflicts of interest, the Adviser's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation
------------------------------

          The Adviser's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including shareholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

          (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

          (ii) Discretionary incentive compensation in the form of an annual cash bonus: the Adviser's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Adviser considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Adviser also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser's leadership criteria.

          (iii) Discretionary incentive compensation in the form of awards under the Adviser's Partners Compensation Plan ("deferred awards"): the Adviser's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of the Adviser's clients and mutual fund shareholders with respect to the performance of those mutual funds. The Adviser also permits deferred award recipients to allocate up to 50% of their award to investments in the Adviser's publicly traded equity securities.(2)

----------------

(2) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of the Adviser's Master Limited Partnership Units.


          (iv) Contributions under Alliance's Profit Sharing/401(k) Plan: The contributions are based on the Adviser's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Adviser.

Board of Directors Information
------------------------------

          The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Company's Directors is set forth below.

                                                        PORTFOLIOS
                              PRINCIPAL                 IN FUND       OTHER
NAME, ADDRESS,*               OCCUPATION(S)             COMPLEX       DIRECTORSHIPS
AGE AND                       DURING PAST               OVERSEEN      HELD BY
(YEAR ELECTED**)              5 YEARS                   BY DIRECTOR   DIRECTOR
----------------              -------                   -----------   --------
INTERESTED DIRECTOR

Marc O. Mayer, ***            Executive Vice               109        SCB Partners, Inc.
1345 Avenue of the Americas   President of the                        and SCB Inc.
New York, NY 10105            Adviser since 2001
49                            and Executive
(2003)                        Managing Director of
                              AllianceBernstein
                              Investments, Inc.
                              ("ABI") since 2003;
                              prior thereto, he was
                              head of
                              AllianceBernstein
                              Institutional
                              Investments, a unit
                              of the Adviser, from
                              2001-2003.  Prior
                              thereto, Chief
                              Executive Officer of
                              Sanford C. Bernstein
                              & Co., LLC
                              (institutional
                              research and
                              brokerage arm of
                              Bernstein & Co. LLC
                              ("SCB & Co.")) and
                              its predecessor since
                              prior to 2002.

DISINTERESTED DIRECTORS
William H. Foulk, Jr., #, +   Investment Adviser           111        None
Chairman of the Board         and an Independent
74                            Consultant.  He was
(1997)                        formerly Senior
                              Manager of Barrett
                              Associates, Inc., a
                              registered investment
                              adviser, with which
                              he had been
                              associated since
                              prior to 2002.  He
                              was formerly Deputy
                              Comptroller and Chief
                              Investment Officer of
                              the State of New York
                              and, prior thereto,
                              Chief Investment
                              Officer of the New
                              York Bank for Savings.

David H. Dievler, #           Independent                  110        None
77                            Consultant.  Until
(1997)                        December 1994, he was
                              Senior Vice President
                              of AB Corp. (formerly
                              Alliance Capital
                              Management
                              Corporation ("ACMC"))
                              responsible for
                              mutual fund
                              administration.
                              Prior to joining AB
                              Corp. in 1984, he was
                              Chief Financial
                              Officer of Eberstadt
                              Asset Management
                              since 1968.  Prior to
                              that, he was a Senior
                              Manager at Price
                              Waterhouse & Co.
                              Member of American
                              Institute of
                              Certified Public
                              Accountants since
                              1953.

John H. Dobkin, #             Consultant.  Formerly        109        None
65                            President of Save
(1997)                        Venice, Inc.
                              (preservation
                              organization) from
                              2001-2002, Senior
                              Advisor from June
                              1999 - June 2000 and
                              President of Historic
                              Hudson Valley
                              (historic
                              preservation) from
                              December 1989 - May
                              1999.  Previously,
                              Director of the
                              National Academy of
                              Design and during
                              1988-1992, Director
                              and Chairman of the
                              Audit Committee of AB
                              Corp. (formerly ACMC)

Michael J. Downey, #          Consultant since             109        Asia Pacific Fund,
63                            January 2004.                           Inc. and The Merger
(2005)                        Formerly, managing                      Fund
                              partner of Lexington
                              Capital, LLC
                              (investment advisory
                              firm) from December
                              1997 until December
                              2003.  Prior thereto,
                              Chairman and CEO of
                              Prudential Mutual
                              Fund Management from
                              1987 to 1993.

D. James Guzy, #              Chairman of the Board        109        Intel Corporation
70                            of PLX Technology                       (semi-conductors) and
(2005)                        (semi-conductors) and                   Cirrus Logic
                              of SRC Computers                        Corporation (semi-
                              Inc., with which he                     conductors)
                              has been associated
                              since prior to 2002.
                              He is also President
                              of the Arbor Company
                              (private family
                              investments).

Nancy P. Jacklin,#            Formerly, U.S.               109        None
58                            Executive Director of
(2006)                        the International
                              Monetary Fund
                              (December 2002-May
                              2006); Partner,
                              Clifford Chance
                              (1992-2002); Senior
                              Counsel,
                              International Banking
                              and Finance, and
                              Associate General
                              Counsel, Citicorp
                              (1985-1992);
                              Assistant General
                              Counsel
                              (International),
                              Federal Reserve Board
                              of Governors
                              (1982-1985); and
                              Attorney Advisor,
                              U.S. Department of
                              the Treasury
                              (1973-1982).  Member
                              of the Bar of the
                              District of Columbia
                              and of New York; and
                              member of the Council
                              on Foreign Relations.

Marshall C. Turner, Jr., #    Principal of Turner          109        The George Lucas
65                            Venture Associates                      Educational
(2005)                        (venture capital and                    Foundation and
                              consulting) since                       National Datacast, Inc.
                              prior to 2002.  From
                              2003 until May 31,
                              2006, he was CEO of
                              Toppan Photomasks,
                              Inc., Austin, Texas
                              (semi-conductor
                              manufacturing
                              services).

Earl D. Weiner,#              Of Counsel, and              108        None
67                            Partner from
(2007)                        1976-2006, of the law
                              firm Sullivan &
                              Cromwell LLP,
                              specializing in
                              investment
                              management, corporate
                              and securities law;
                              member of Task Force
                              on Fund Director's
                              Guidebook, Federal
                              Regulation of
                              Securities Committee.

--------------
* The address for each of the Fund's disinterested Directors is AllianceBernstein L.P., c/o Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.
**   There is no stated term of office for the Company's Directors.
*** Mr. Mayer is an "interested person", as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.
+    Member of the Fair Value Pricing Committee.
# Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

          The Company's Board of Directors has four standing committees of the Board -- an Audit Committee, a Governance and Nominating Committee, a Fair Value Pricing Committee and an Independent Directors Committee. The members of the Audit, Governance and Nominating, Fair Value Pricing and Independent Directors Committees are identified above.

          The function of the Audit Committee is to assist the Board of Directors in its oversight of the Fund's financial reporting process. The Audit Committee met twice during the Fund's most recently completed fiscal year.

          The function of the Governance and Nominating Committee includes the nomination of persons to fill any vacancies or newly created positions on the Board of Directors. The Governance and Nominating Committee met eight times during the Fund's most recently completed fiscal year.

          The Governance and Nominating Committee has a charter and, pursuant to the charter, the Governance and Nominating Committee will consider candidates for nomination as a director submitted by a shareholder or group of shareholders who have beneficially owned at least 5% of the Fund's common stock or shares of beneficial interest for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating shareholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Company not less than 120 days before the date of the proxy statement for the previous year's annual meeting of shareholders. If the Company did not hold an annual meeting of shareholders in the previous year, the submission must be delivered or mailed and received within a reasonable amount of time before the Fund begins to print and mail its proxy materials. Public notice of such upcoming annual meeting of shareholders may be given in a shareholder report or other mailing to shareholders or by other means deemed by the Governance and Nominating Committee or the Board to be reasonably calculated to inform shareholders.

          Shareholders submitting a candidate for consideration by the Governance and Nominating Committee must provide the following information to the Governance and Nominating Committee: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the candidate; (B) any position or business relationship of the candidate, currently or within the preceding five years, with the shareholder or an associated person of the shareholder as defined below; (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the shareholder believes that the candidate is or will be an "interested person" of the Company (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Company to make such determination; and (F) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the shareholder's consent to be named as such by the Company; (v) the class or series and number of all shares of each Fund of the Company owned beneficially and of record by the shareholder and any associated person of the shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Company's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the shareholder. "Associated Person of the shareholder" means any person who is required to be identified under clause (vi) of this paragraph and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the shareholder or (b) the associated person of the shareholder.

          The Governance and Nominating Committee may require the shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to the nominating procedures described above or to determine the qualifications and eligibility of the candidate proposed by the shareholder to serve on the Board. If the shareholder fails to provide such other information in writing within seven days of receipt of written request from the Governance and Nominating Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

          The Governance and Nominating Committee will consider only one candidate submitted by such a shareholder or group for nomination for election at an annual meeting of shareholders. The Governance and Nominating Committee will not consider self-nominated candidates. The Governance and Nominating Committee will consider and evaluate candidates submitted by shareholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Company, the candidate's ability to qualify as a disinterested Director and such other criteria as the Governance and Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors.

          The function of the Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's NAV by more than $0.01 per share. The Fair Value Pricing Committee did not meet during the Fund's most recently completed fiscal year.

          The function of the Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Distribution Services Agreements. The Independent Directors Committee met 11 times during the Fund's most recently completed fiscal year.

          The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities of all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "AllianceBernstein Fund Complex") owned by each Director are set forth below.

                                                        AGGREGATE DOLLAR RANGE
                              DOLLAR RANGE OF           OF EQUITY SECURITIES IN
                              EQUITY SECURITIES         THE ALLIANCEBERNSTEIN
                              IN THE FUND AS OF         FUND COMPLEX AS OF
                              DECEMBER 31, 2006         DECEMBER 31, 2006
                              -----------------         -----------------

Marc O. Mayer                      None                    Over $100,000
David H. Dievler                   None                    Over $100,000
John H. Dobkin                     None                    Over $100,000
Michael J. Downey                  None                    Over $100,000
William H. Foulk, Jr.              None                    Over $100,000
D. James Guzy                      None                    $50,001 - $100,000
Nancy P. Jacklin                   None*                   None*
Marshall C. Turner, Jr.            None                    Over $100,000
Earl D. Weiner                     None**                  None**


------------------
* Ms. Jacklin became a Director in June 2006. As of March 1, 2007, Ms. Jacklin did not own any securities in the Fund and the aggregate dollar range of securities owned in all of the AllianceBernstein registered investment companies was over $100,000.
** Mr. Weiner became a Director on January 1, 2007. As of March 1, 2007, Mr. Weiner did not own any securities in the Fund and the aggregate dollar range of securities owned in all of the AllianceBernstein registered investment companies was over $100,000.

Officer Information
-------------------

          Certain information concerning the Company's officers is set forth below.

NAME, ADDRESS,*           POSITION(S) HELD          PRINCIPAL OCCUPATION
AND AGE                   WITH THE FUND             DURING PAST 5 YEARS
-------                   -------------             -------------------

Marc O. Mayer,            President and Chief       See biography above.
49                        Executive Officer

Philip L. Kirstein,       Senior Vice President     Senior Vice President and
61                        and Independent           Independent Compliance
                          Compliance Officer        Officer of the
                                                    AllianceBernstein Funds,
                                                    with which he has been
                                                    associated since October
                                                    2004.  Prior thereto, he
                                                    was Of Counsel to
                                                    Kirkpatrick & Lockhart,
                                                    LLP from October 2003 to
                                                    October 2004, and General
                                                    Counsel of Merrill Lynch
                                                    Investment Managers, L.P.
                                                    since prior to 2002 until
                                                    March 2003.

Teresa Marziano,          Senior Vice President     Senior Vice President of
52                                                  the Adviser,** with which
                                                    she has been associated
                                                    since prior to 2002.  She
                                                    is also Co-Chief
                                                    Investment Officer of
                                                    Real Estate Investments
                                                    since July 2004.

Joseph G. Paul,           Senior Vice President     Senior Vice President of
47                                                  the Adviser,** with which
                                                    he has been associated
                                                    since prior to 2002.  He
                                                    is also Chief Investment
                                                    Officer of Small and Mid
                                                    Capitalization Value
                                                    Equities since 2002 and
                                                    Co-Chief Investment
                                                    Officer of Real Estate
                                                    Investments since July
                                                    2004.  In addition, he is
                                                    also Chief Investment
                                                    Officer of Advanced Value
                                                    at the Adviser since
                                                    prior to 2002, and held
                                                    the same position at SCB
                                                    & Co.,** since prior to
                                                    2002.

Emilie D. Wrapp,          Secretary                 Senior Vice President,
51                                                  Assistant General Counsel
                                                    and Assistant Secretary
                                                    of ABI,** with which she
                                                    has been associated since
                                                    prior to 2002.

Joseph J. Mantineo,       Treasurer and Chief       Senior Vice President of
47                        Financial  Officer        ABIS,** with which he has
                                                    been associated since
                                                    prior to 2002.

Vincent S. Noto,          Controller                Vice President of ABIS,**
42                                                  with which he has been
                                                    associated since prior to
                                                    2002.

-------------------
* The address for each of the Company's officers is 1345 Avenue of the Americas, New York, NY 10105.

**   The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Company.

          The Company does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Company. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended October 31, 2006, the aggregate compensation paid to each of the Directors during calendar year 2006 by the AllianceBernstein Fund Complex and the total number of registered investment companies (and separate investment portfolios within those companies) in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any other fund in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the AllianceBernstein Fund Complex.

                                                       Total         Total
                                                       Number        Number
                                                       of            of
                                                       Investment    Investment
                                                       Companies     Portfolios
                                                       in the        within the
                                                       Alliance-     Alliance-
                                                       Bernstein     Bernstein
                                       Total           Fund          Fund
                                       Compensation    Complex,      Complex,
                                       from the        Including     Including
                                       Alliance-       the Fund,     the Fund,
                                       Bernstein       as to         as to
                         Aggregate     Fund            which the     which the
                         Compensation  Complex,        Director is   Director is
                         from the      Including       a Director    a Director
Name of Director         Company       the Company     or Trustee    or Trustee
----------------         -------       -----------     ----------    ----------

Marc O. Mayer            $-0-          $-0-                40            109
David H. Dievler         $3,873        $225,125            41            110
John H. Dobkin           $4,029        $234,625            40            109
Michael J. Downey        $3,863        $215,125            40            109
William H. Foulk, Jr.    $7,454        $434,625            42            111
D. James Guzy            $3,000        $215,125            40            109
Nancy P. Jacklin         $1,034        $112,625            40            109
Marshall C. Turner, Jr.  $0            $214,625            40            109
Earl D. Weiner*          $0            $0                  39            108

* Mr. Weiner was elected as a Director of the Fund effective January 1, 2007.

          As of February 3, 2007, the Directors and officers of the Company as a group owned less than 1% of the shares of the Fund.

------------------------------------------------------------------------------

                              EXPENSES OF THE FUND
------------------------------------------------------------------------------

Distribution Services Agreement
-------------------------------

          The Company has entered into a Distribution Services Agreement (the "Agreement") with AllianceBernstein Investments, Inc., the Fund's principal underwriter (the "Principal Underwriter"), to permit the Principal Underwriter to distribute the Fund's shares.

          The Agreement became effective on November 14, 1997. The Agreement continues in effect so long as its continuance is specifically approved annually by the Directors or by vote of the holders of a majority of the outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, by a majority of the Directors who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Company). The Agreement was approved for an additional annual term by a vote, cast in person, of the Directors, including a majority of the Directors who are not "interested persons," as defined in the 1940 Act, at their meetings held on May 2-4, 2006.

          The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may, in turn, pay part or all of such compensation to brokers or other persons for their distribution assistance.

Transfer Agency Agreement
-------------------------

          ABIS, an indirect wholly-owned subsidiary of the Adviser, located principally at 500 Plaza Drive, Secaucus, NJ, 07094 and with operations at 8000 IH 10 W, 4th Floor, San Antonio, Texas 78230, acts as the Fund's registrar, transfer agent and dividend-disbursing agent for a fee based upon the number of account holders of the Fund. For the fiscal year ended October 31, 2006, the Fund paid ABIS $18,000 pursuant to the Transfer Agency Agreement.

          ABIS acts as the transfer agent for the Fund. ABIS registers the transfer, issuance and redemption of Fund shares and disburses dividends and other distributions to Fund shareholders.

          Many Fund shares are owned by selected dealers or selected agents, financial intermediaries or other financial representatives ("financial intermediaries") for the benefit of their customers. In those cases, the Fund often does not maintain an account for you. Thus, some or all of the transfer agency functions for these accounts are performed by the financial intermediaries. The Fund, the Principal Underwriter and/or the Adviser pay to these financial intermediaries, including those that sell shares of the AllianceBernstein Mutual Funds, fees for sub-transfer agency and related recordkeeping services in amounts ranging up to $19 per customer fund account per annum. Retirement plans may also hold Fund shares in the name of the plan, rather than the participant. Plan recordkeepers, who may have affiliated financial intermediaries who sell shares of the Fund, may be paid for each plan participant fund account in amounts up to $19 per account per annum and/or up to 0.20% per annum of the average daily assets held in the plan. To the extent any of these payments for recordkeeping services, transfer agency services or retirement plan accounts are made by the Fund, they are included in your Prospectus in the Fund expense tables under "Fees and Expenses of the Funds." In addition, financial intermediaries may be affiliates of entities that receive compensation from the Adviser or the Principal Underwriter for maintaining retirement plan "platforms" that facilitate trading by affiliated and non-affiliated financial intermediaries and recordkeeping for retirement plans.

          Because financial intermediaries and plan recordkeepers may be paid varying amounts per class for sub-transfer agency and related recordkeeping services, the service requirements of which may also vary by class, this may create an additional incentive for financial intermediaries and their financial advisors to favor one fund complex over another or one class of shares over another.

Code of Ethics and Proxy Voting Policies and Procedures
-------------------------------------------------------

          The Fund, the Adviser and the Principal Underwriter have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

          The Fund has adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix A.

          Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the Commission's website at www.sec.gov.

------------------------------------------------------------------------------

                               PURCHASE OF SHARES
------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds."

General
-------

          Class I shares of the Fund may be purchased and held solely (i) through accounts established under a fee-based program sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, (ii) through employee benefit plans, including defined contribution and defined benefit plans that have at least $10 million in assets ("Employee Plans"), (iii) by investment advisory clients of the Adviser or its affiliates, (iv) by (a) officers and present or former Directors of the Company, (b) present or former directors and trustees of other investment companies managed by the Adviser, (c) present or retired full-time employees of the Adviser, the Principal Underwriter, ABIS, Inc. and their affiliates, (d) officers and directors of AB Corp., the Principal Underwriter, ABIS and their affiliates, (e) (1) the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any person listed in (a) through (d), (2) any trust, individual retirement account or retirement plan account for the benefit of any person listed in (a) through (d) or a relative of such person, or (3) the estate of any person listed in (a) through (d) or a relative of such person, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund), (v) by (a) the Adviser, the Principal Underwriter, ABIS and their affiliates or (b) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, ABIS and their affiliates, (vi) through registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their service and who purchase shares through a broker or agent approved by the Principal Underwriter, and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent, and (vii) through registered investment advisers (a "Bernstein Advisor") at the Bernstein Investment Management and Research Unit of Alliance.

          The shares of the Fund are offered on a continuous basis at a price equal to their NAV. The minimum initial investment in the Company is $2,000,000, which may be invested in any one or more of the Funds. Investments made through fee-based or "wrap fee" programs will satisfy the minimum initial investment requirement if the fee-based or "wrap fee" program, as a whole, invests at least $2,000,000 in one or more of the Funds. For any shares of the Fund bought through a Bernstein Advisor, the minimum initial investment is $10,000, with no minimum for subsequent investments. There is no minimum for subsequent investments. The minimum initial investment may be waived in the discretion of the Company.

          Investors may purchase shares of the Fund through their financial intermediaries. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through such financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, as described in the Prospectuses and this SAI, including requirements as to classes of shares available through that financial intermediary and the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements.

          In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law.

          The Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

          Risks Associated With Excessive Or Short-term Trading Generally. While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, the Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.


          Significant investments in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time the Fund calculates its NAV at 4:00 p.m., Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders.

          Investments in other types of securities may also be susceptible to short-term trading strategies. These investments include securities that are, among other things, thinly traded, traded infrequently, or relatively illiquid, which have the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage"). Investments in small cap securities, technology and other specific industry sector securities, and in certain fixed-income securities, such as high yield bonds, asset-backed securities, or municipal bonds may be adversely affected by price arbitrage trading strategies.

          Policy Regarding Short-term Trading. Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

          o Transaction Surveillance Procedures. The Fund, through its agents, the Principal Underwriter and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

          o Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectuses. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

          o Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its surveillance procedures to these omnibus account arrangements. If a financial intermediary does not have the capabilities, or declines, to provide individual account level detail to the Fund, the Fund will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets is detected, the Fund will notify the financial intermediary and request that the financial intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to a financial intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

          Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity. A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in the Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

          Limitations on Ability to Detect and Curtail Excessive Trading Practices. Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

          The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons. If the Fund suspends the sale of its shares, shareholders will not be able to acquire its shares, including through an exchange.

          The public offering price of shares of the Fund is their NAV. On each Company business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the NAV is computed as of the next close of regular trading on the Exchange (currently 4:00 p.m., Eastern Time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Company business day is any day on which the Exchange is open for trading.

          The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their NAV next determined as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day. In the case of orders for the purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund or its transfer agent. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

          Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this SAI. Except with respect to certain omnibus accounts, telephone purchase orders with payment by electronic funds transfer may not exceed $500,000. Payment for shares purchased by telephone can be made only by electronic funds transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). Telephone purchase requests must be received before 4:00 p.m., Eastern Time, on a Company business day to receive that day's public offering price. Telephone purchase requests received after 4:00 p.m., Eastern Time, are automatically placed the following Company business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

          Full and fractional shares are credited to a shareholder's account in the amount purchased by the shareholder. As a convenience, and to avoid unnecessary expense to the Fund, the Fund will not issue share certificates representing shares of the Fund. Ownership of the Fund's shares will be shown on the books of the Fund's transfer agent. Lost certificates will not be replaced with another certificate, but will be shown on the books of the Fund's transfer agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates.

Payments to Financial Advisors and Their Firms
----------------------------------------------

          Financial intermediaries market and sell shares of the Fund. These financial intermediaries employ financial advisors and receive compensation for selling shares of the Fund. This compensation is paid from various sources. Your individual financial advisor may receive some or all of the amounts paid to the financial intermediary that employs him or her.

          Your financial advisor's firm receives compensation from the Fund, the Principal Underwriter and/or the Adviser in several ways from various sources, which include some or all of the following:

          o    additional distribution support

          o    defrayal of costs for educational seminars and training

          o payments related to providing shareholder record-keeping and/or transfer agency services

          Please read your Prospectus carefully for information on this compensation.

Other Payments for Distribution Services and Educational Support
----------------------------------------------------------------

          In addition to the commissions paid to financial intermediaries at the time of sale and the fees described under "Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees," in your Prospectus, some or all of which may be paid to financial intermediaries (and, in turn, to your financial advisor), the Principal Underwriter, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein Mutual Funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein Mutual Funds will generally not exceed the sum of (a) 0.25% of the current year's fund sales by that firm and (b) 0.10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employees in connection with educational seminars and training efforts about the AllianceBernstein Mutual Funds for the firms' employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment and meals.

          For 2007, the Principal Underwriter's additional payments to these firms for distribution services and educational support related to the AllianceBernstein Mutual Funds is expected to be approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds, or approximately $18 million. In 2006, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $18 million for distribution services and educational support related to the AllianceBernstein Mutual Funds.

          A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein Mutual Fund sales, assets and redemption rates, and the willingness and ability of the firm to give ABI access to its financial advisors for educational and marketing purposes. In some cases, firms will include the AllianceBernstein Mutual Funds on a "preferred list." ABI's goal is to make the financial advisors who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein Mutual Funds so that they can provide suitable information and advice about the funds and related investor services.

          The Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein Mutual Fund shares. Please see "Expenses of the Fund - Transfer Agency Agreement" above. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Funds - Annual Fund Operating Expenses" in your Prospectus.

          If one mutual fund sponsor makes greater distribution assistance payments than another, your financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if your financial advisor or his or her firm receives more distribution assistance for one share class versus another, then they may have an incentive to recommend that class.

          Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, the Adviser, ABI and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

          ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

         A.G. Edwards
         AIG Advisor Group
         Ameriprise Financial Services
         AXA Advisors
         Banc of America
         Bank One Securities Corp.
         Charles Schwab
         Chase Investment Services
         Citicorp Investment Services
         Citigroup Global Markets
         Commonwealth Financial Network
         Donegal Securities
         Independent Financial Marketing Group
         ING Advisors Network
         Lincoln Financial Advisors
         Linsco/Private Ledger
         McDonald Investments
         Merrill Lynch
         MetLife Securities
         Morgan Stanley
         Mutual Service Corporation
         National Financial
         PFS Investments
         Piper Jaffray
         Raymond James
         RBC Dain Rauscher
         Robert W. Baird
         Securities America
         Signator Investors
         UBS AG
         UBS Financial Services
         Uvest Financial Services
         Wachovia Securities
         Wells Fargo Investments

          Although the Fund may use brokers and dealers who sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

------------------------------------------------------------------------------

                       REDEMPTION AND REPURCHASE OF SHARES
------------------------------------------------------------------------------

          The following information supplements that set forth in the Prospectuses under the heading "Investing in the Funds." If you are a shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of shares of the Fund that are different from those described herein. Similarly, if you purchased your shares through your Bernstein Advisor, you must redeem your shares through your Bernstein Advisor, and no exchanges are permitted. A transaction fee may be charged by your financial intermediary with respect to the purchase, sale or exchange of shares made through such financial intermediary. The Fund has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Fund's behalf. In such cases, orders will receive the NAV next computed after such order is properly received by the authorized broker or designee and accepted by the Fund.

Redemption
----------

          Subject to the limitations described below, the Company's Articles of Incorporation require that the Company redeem the shares tendered to it, as described below, at a redemption price equal to their NAV as next computed following the receipt of shares tendered for redemption in proper form. There is no redemption charge. Payment of the redemption price normally will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or Employee Plan, the shareholder should contact the shareholder's financial intermediary.

          The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

          Payment of the redemption price normally will be made in cash. No interest will accrue on uncashed redemption checks. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Payment received by a shareholder upon redemption or repurchase of the shareholder's shares, assuming the shares constitute capital assets in the shareholder's hands, will result in long-term or short-term capital gain (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

          To redeem shares of the Fund for which no stock certificates have been issued, the registered owner or owners should forward a letter to the Company containing a request for redemption. The Company may require the signature or signatures on the letter to be Medallion Signature Guaranteed. Please contact ABIS to confirm whether a Medallion Signature Guarantee is needed.

          To redeem shares of the Fund represented by stock certificates, the investor should forward the appropriate stock certificate or certificates, endorsed in blank or with blank stock powers attached, to the Company with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each stock certificate surrendered to the Company for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the stock certificate or certificates or, where tender is made by mail, separately mailed to the Company. The signature or signatures on the assignment form must be guaranteed in the manner described above.

          Telephone Redemption by Electronic Funds Transfer. Each Fund shareholder is entitled to request redemption by electronic funds transfer (of shares for which no stock certificates have been issued) by telephone at (800) 221-5672 if the shareholder has completed the appropriate portion of the Subscription Application or, if an existing shareholder has not completed this portion, by an "Autosell" application obtained from ABIS (except for certain omnibus accounts). A telephone redemption request may not exceed $100,000 and must be made by 4:00 p.m., Eastern Time, on a Company business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

          Telephone Redemption by Check. Each Fund shareholder is eligible to request redemption by check, once in any 30-day period, of shares for which no stock certificates have been issued by telephone at (800) 221-5672 before 4:00 p.m., Eastern Time, on a Company business day in an amount not exceeding $100,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to ABIS, or by checking the appropriate box on the Subscription Application.

          Telephone Redemptions - General. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI. The Company reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption by check is not available with respect to shares (i) for which certificates have been issued, (ii) held in nominee or "street name" accounts,
(iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Company, the Adviser, the Principal Underwriter nor ABIS will be responsible for the authenticity of telephone requests for redemptions that the Company reasonably believes to be genuine. The Company will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Company did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for redemptions.

Repurchase
----------

          The Company may repurchase shares through the Principal Underwriter or financial intermediaries. The repurchase price will be the NAV next determined after the Principal Underwriter receives the request, except that requests placed through financial intermediaries before the close of regular trading on the Exchange on any day will be executed at the NAV determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m., Eastern Time). The financial intermediary is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m., Eastern Time (certain financial intermediaries may enter into operating agreements permitting them to transmit purchase information that was received prior to the close of business to the Principal Underwriter after 5:00 p.m., Eastern Time, and receive that day's
NAV). If the financial intermediary fails to do so, the shareholder's right to receive that day's closing price must be settled between that shareholder and that financial intermediary. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through the shareholder's financial intermediary. Neither the Company nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares. Normally, if shares of the Fund are offered through a financial intermediary, the repurchase is settled by the shareholder as an ordinary transaction with or through that financial intermediary, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above with respect to financial intermediaries is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.


General
-------

          The Company reserves the right to close out an account that has remained below $500 for 90 days. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Company is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

------------------------------------------------------------------------------

                              SHAREHOLDER SERVICES
------------------------------------------------------------------------------

          The following information supplements that set forth in your Prospectus under the heading "Investing in the Funds." If you are a shareholder through an account established under a fee-based program, your fee-based program may impose requirements with respect to the purchase, sale or exchange of shares of the Fund that are different from those described herein.

Exchange Privilege
------------------


          You may exchange your investment in the Fund for shares of the same class of any other Fund and for Class A shares of any other AllianceBernstein Mutual Fund (as defined below). Exchanges of shares are made at the NAV next determined and without sales or service charges. Exchanges may be made by telephone or written request. In order to receive a day's NAV, ABIS must receive and confirm a telephone exchange request by 4:00 p.m., Eastern Time, on that day.

          Currently, the AllianceBernstein Mutual Funds include:

-AllianceBernstein Balanced Shares, Inc.
-AllianceBernstein Blended Style Series, Inc.
-AllianceBernstein 2000 Retirement Strategy
 -AllianceBernstein 2005 Retirement Strategy
 -AllianceBernstein 2010 Retirement Strategy
 -AllianceBernstein 2015 Retirement Strategy
 -AllianceBernstein 2020 Retirement Strategy
 -AllianceBernstein 2025 Retirement Strategy
 -AllianceBernstein 2030 Retirement Strategy
 -AllianceBernstein 2035 Retirement Strategy
 -AllianceBernstein 2040 Retirement Strategy
 -AllianceBernstein 2045 Retirement Strategy
 -U.S. Large Cap Portfolio
AllianceBernstein Bond Fund, Inc.
  -AllianceBernstein Corporate Bond Portfolio
  -AllianceBernstein Intermediate Bond Portfolio -AllianceBernstein U.S. Government Portfolio
AllianceBernstein Cap Fund, Inc.
  -AllianceBernstein Small Cap Growth Portfolio
AllianceBernstein Emerging Market Debt Fund, Inc. AllianceBernstein Exchange Reserves
AllianceBernstein Focused Growth & Income Fund, Inc. AllianceBernstein Global Government Income Trust, Inc. AllianceBernstein Global Health Care Fund, Inc.
AllianceBernstein Global Research Growth Fund, Inc. AllianceBernstein Global Strategic Income Trust, Inc. AllianceBernstein Global Technology Fund, Inc.
AllianceBernstein Greater China `97 Fund, Inc.
AllianceBernstein Growth and Income Fund, Inc.
AllianceBernstein High Yield Fund, Inc.
AllianceBernstein International Growth Fund, Inc. AllianceBernstein International Research Growth Fund, Inc. AllianceBernstein Large Cap Growth Fund, Inc.
AllianceBernstein Mid-Cap Growth Fund, Inc.
AllianceBernstein Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
AllianceBernstein Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio
  -Virginia Portfolio
AllianceBernstein Global Real Estate Investment Fund, Inc.
AllianceBernstein Trust
  -AllianceBernstein Global Value Fund
  -AllianceBernstein International Value Fund
  -AllianceBernstein Small/Mid Cap Value Fund
  -AllianceBernstein Value Fund
AllianceBernstein Utility Income Fund, Inc.
The AllianceBernstein Portfolios
  -AllianceBernstein Balanced Wealth Strategy
  -AllianceBernstein Growth Fund
  -AllianceBernstein Tax-Managed Balanced Wealth Strategy -AllianceBernstein Tax-Managed Wealth Appreciation Strategy -AllianceBernstein Tax-Managed Wealth Preservation Strategy -AllianceBernstein Wealth Appreciation Strategy -AllianceBernstein Wealth Preservation Strategy
Sanford C. Bernstein Fund, Inc.
  -AllianceBernstein Intermediate California Municipal Portfolio -AllianceBernstein Intermediate Diversified Municipal Portfolio -AllianceBernstein Intermediate New York Municipal Portfolio -AllianceBernstein International Portfolio
  -AllianceBernstein Short Duration Portfolio
  -AllianceBernstein Tax-Managed International Portfolio

          Please read carefully the portions of the prospectus of the Fund or AllianceBernstein Mutual Fund, as applicable, into which you wish to exchange before submitting the request. Call ABIS at (800) 221-5672 to exchange uncertificated shares. Exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be modified, restricted or terminated on 60 days' written notice.

          All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectuses or the prospectus for the AllianceBernstein Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective NAVs as next determined following receipt by the Fund or the AllianceBernstein Mutual Fund, as applicable, whose shares are being exchanged of (i) proper instructions and all necessary supporting documents as described in that fund's prospectus, or (ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

          Each Fund shareholder and the shareholder's financial intermediary are authorized to make telephone requests for exchanges unless ABIS receives a written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application. Such telephone requests cannot be accepted with respect to shares then represented by stock certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through the exchange.

          Eligible shareholders desiring to make an exchange should telephone ABIS with their account number and other details of the exchange at (800) 221-5672 before 4:00 p.m., Eastern Time, on a Company business day as defined above. Telephone requests for exchange received before 4:00 p.m., Eastern Time, on a Company business day will be processed as of the close of business on that day. During periods of drastic economic, market or other developments, such as the terrorist attacks on September 11, 2001, it is possible that shareholders would have difficulty in reaching ABIS by telephone (although no such difficulty was apparent at any time in connection with the attacks). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to ABIS at the address shown on the cover of this SAI.

          None of the Company, the AllianceBernstein Mutual Funds, the Adviser, the Principal Underwriter or ABIS will be responsible for the authenticity of telephone requests for exchanges that the Company reasonably believes to be genuine. The Company will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Company did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Financial intermediaries may charge a commission for handling telephone requests for exchanges.

          The exchange privilege is available only in states where shares of the AllianceBernstein Mutual Fund being acquired may be legally sold. Each AllianceBernstein Mutual Fund reserves the right, at any time on 60 days' written notice to its shareholders, to modify, restrict or terminate the exchange privilege.

Statements and Reports
----------------------

          Each shareholder of the Fund receives semi-annual and annual reports which include a listing of the Fund's investments, financial statements and, in the case of the annual report, the report of the Company's independent registered public accounting firm, Ernst & Young LLP, as well as a confirmation of each purchase and redemption of shares by the shareholder. By contacting his or her financial intermediary or ABIS, a shareholder can arrange for copies of his or her account statements to be sent to another person.

------------------------------------------------------------------------------

                                 NET ASSET VALUE
------------------------------------------------------------------------------

          The NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern Time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's NAV is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

          In accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures adopted by the Board of Directors (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

          With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

          (a) securities listed on the Exchange, on other national securities exchanges (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

          (b) securities traded on NASDAQ are valued in accordance with the NASDAQ Official Closing Price;

          (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

          (d) listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

          (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

          (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

          (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

          (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

          (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker-dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

          (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker-dealer in such security; and

          (k) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

          The Fund values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

          The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

          Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

          The Fund may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or
(3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

          For purposes of determining the Fund's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

------------------------------------------------------------------------------

                       DIVIDENDS, DISTRIBUTIONS AND TAXES
------------------------------------------------------------------------------

United States Federal Income Taxes
----------------------------------

          General. The Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currency, certain other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in stock, securities or currency or net income derived from interests in certain qualified publicly traded partnerships; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund's assets and to not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies).

          It is the present policy of the Fund to distribute to shareholders all net investment income quarterly and to distribute net realized capital gains, if any, annually. The amount of any such distributions must necessarily depend upon the realization by the Fund of income and capital gains from investments. No interest will accrue on uncashed distribution checks.

          If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its shareholders of 90% or more of its investment company taxable income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss) it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to shareholders.

          The Fund intends to avoid the 4% federal excise tax that would otherwise apply to certain undistributed income for a given calendar year by making timely distributions to the shareholders equal to at least the sum of (i) 98% of its ordinary income for that year; (ii) 98% of its capital gain net income and foreign currency gains for the twelve-month period ending on October 31 of that year; and (iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during that year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year-end. For federal income tax purposes, dividends declared and payable to shareholders of record as of a date in October, November or December of a given year but actually paid during the immediately following January will be treated as if paid by the Fund on December 31 of that calendar year, and will be taxable to these shareholders for the year declared, and not for the year in which the shareholders actually receive the dividend.

          The information set forth in your Prospectus and the following discussion relate solely to the significant United States federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies to be taxed as a regulated investment company. An investor should consult the investor's tax counsel with respect to the specific tax consequences of being a shareholder of the Fund, including the effect and applicability of federal, state, local and foreign tax laws to the investor's particular situation and the possible effects of changes therein.

          Dividends and Distributions. Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. Due to distributions of amounts representing a return of capital the Fund will receive from REITs in which the Fund is invested, distributions made by the Fund may also include nontaxable returns of capital, which will reduce a shareholder's basis in shares of the Fund. If a shareholder's basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain. Dividends paid by the Fund and received by a corporate shareholder are eligible for the dividends received deduction to the extent that the Fund's income is derived from qualifying dividends received from domestic corporations. Dividends received from REITs generally do not constitute qualifying dividends. A corporate shareholder's dividends received deduction generally will be disallowed unless the corporate shareholder holds shares in the Fund for at least 46 days during the 90-day period beginning 45 days before the date on which the shareholder becomes entitled to receive the dividend. In determining the holding period of shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted. Furthermore, the dividends received deduction will be disallowed to the extent the investment in shares of the Fund is financed with indebtedness. It is not expected that any of the Fund's dividends will be treated as "qualified dividend income" taxable to individuals, trusts and estates at a maximum rate of 15% if paid on or before December 31, 2008 (5% for individuals, trusts and estates in lower tax brackets).

          Distributions of net capital gain will be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund.

          After the end of the taxable year, the Fund will notify shareholders of the federal income tax status of any distributions made by the Fund to shareholders during such year.

          Sales and Redemptions. Any gain or loss arising from a sale or redemption of Fund shares held as a capital asset will be capital gain or loss except in the case of a dealer or a financial institution and will be long-term capital gain or loss if the shareholder has held such shares for more than one year at the time of the sale or redemption; otherwise it will be short-term capital gain or loss. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution. In determining the holding period of such shares for this purpose, any period during which a shareholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

          Any loss realized by a shareholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Dividend Reinvestment Plan would constitute a replacement if made within the period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

          Qualified Plans. A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

          Backup Withholding. The Fund may be required to withhold United States federal income tax (currently at a rate of 28%) of all taxable distributions payable to a shareholder who fails to provide the Fund with his or her correct taxpayer identification number or to make required certifications, or is notified by the Internal Revenue Service (the "IRS") that he or she is subject to backup withholding. Certain categories of shareholders, including all corporations, are exempt from such backup withholding. Backup withholding is not an additional tax; rather, a shareholder generally may obtain a refund of any amounts withheld under backup withholding rules that exceed such shareholder's income tax liability by filing a refund claim with the IRS, provided that the required information is furnished to the IRS.

          Real Estate Mortgage Investment Conduits. The Fund may invest in REMICs. Interests in REMICs are classified as either "regular" interests or "residual" interests. Regular interests in a REMIC are treated as debt instruments for federal income tax purposes to which the rules generally applicable to debt obligations apply. If regular interests in a REMIC are issued at a discount, application of the original issue discount provisions of the Code may increase the amount of the Fund's net investment income available to be distributed to shareholders, potentially causing the Fund to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received.

          Under the Code, special rules apply with respect to the treatment of a portion of the Fund income from REMIC residual interests. (Such portion is referred to herein as "Excess Inclusion Income.") Excess Inclusion Income generally cannot be offset by net operating losses and, in addition, constitutes unrelated business taxable income to entities which are subject to the unrelated business income tax. The Code provides that a portion of Excess Inclusion Income attributable to REMIC residual interests held by regulated investment companies such as the Fund shall, pursuant to regulations, be allocated to the shareholders of such regulated investment company in proportion to the dividends received by such shareholders. Accordingly, shareholders of the Fund will generally not be able to use net operating losses to offset such Excess Inclusion Income. In addition, if a shareholder of the Fund is a tax-exempt entity not subject to the unrelated business income tax and is allocated any amount of Excess Inclusion Income, the Fund must pay a tax on the amount of Excess Inclusion Income allocated to such shareholder at the highest corporate rate. Any tax paid by the Fund as a result of this requirement may be deducted by the Fund from the gross income of the residual interest involved. A shareholder subject to the unrelated business income tax may be required to file a return and pay a tax on such Excess Inclusion Income even though a shareholder might not have been required to pay such tax or file such return absent the receipt of such Excess Inclusion Income. It is anticipated that only a small portion, if any, of the assets of the Fund will be invested in REMIC residual interests. Accordingly, the amount of Excess Inclusion Income, if any, received by the Fund and allocated to its shareholders should be quite small. Shareholders that are subject to the unrelated business income tax should consult their own tax advisor regarding the treatment of their income derived from the Fund.

          Taxation of Foreign Shareholders. The foregoing discussion relates only to United States federal income tax law as it affects shareholders who are United States citizens or residents or United States corporations. The effects of federal income tax law on shareholders who are non-resident alien individuals or foreign corporations may be substantially different. Foreign investors should therefore consult their counsel for further information as to the United States tax consequences of receipt of income from the Fund.

Other Taxes
-----------

          The Fund may be subject to other state and local taxes.

------------------------------------------------------------------------------

                             PORTFOLIO TRANSACTIONS
------------------------------------------------------------------------------

          Subject to the general oversight of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for the Fund. The Adviser determines the broker or dealer to be used in each specific transaction with the objective of negotiating a combination of the most favorable commission (for transactions on which a commission is payable) and the best price obtainable on each transaction (generally defined as best execution). In connection with seeking best price and execution, the Fund does not consider sales of shares of the Fund or other investment companies managed by the Adviser as a factor in the selection of broker and dealers to effect portfolio transactions and has adopted a policy and procedures reasonably designed to preclude such considerations.

          When consistent with the objective of obtaining best execution, brokerage may be directed to persons or firms supplying investment information to the Adviser. There may be occasions where the transaction cost charged by a broker may be greater than that which another broker may charge if the Fund determines in good faith that the amount of such transaction cost is reasonable in relation to the value of the brokerage, research and statistical services provided by the executing broker.

          Neither the Company nor the Adviser has entered into agreements or understandings with any brokers regarding the placement of securities transactions because of research services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

          The investment information provided to the Adviser is of the type described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through which the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts.

          The extent to which commissions that will be charged by broker-dealers selected by the Fund may reflect an element of value for research cannot presently be determined. To the extent that research services of value are provided by broker-dealers with or through whom the Fund places portfolio transactions, the Adviser may be relieved of expenses which it might otherwise bear. Research services furnished by broker-dealers could be useful and of value to the Adviser in servicing its other clients as well as the Fund; but, on the other hand, certain research services obtained by the Adviser as a result of the placement of portfolio brokerage of other clients could be useful and of value to it in serving the Fund.

          The Fund may deal in some instances in securities which are not listed on a national stock exchange but are traded in the over-the-counter market. The Fund may also purchase listed securities through the third market, i.e., from a dealer which is not a member of the exchange on which a security is listed. Where transactions are executed in the over-the-counter market or third market, the Fund will seek to deal with the primary market makers; but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution.

          Investment decisions for the Fund are made independently from those for other investment companies and other advisory accounts managed by the Adviser. It may happen, on occasion, that the same security is held in the portfolio of the Fund and one or more of such other companies or accounts. Simultaneous transactions are likely when several funds or accounts are managed by the same Adviser, particularly when a security is suitable for the investment objectives of more than one of such companies or accounts. When two or more companies or accounts managed by the Adviser are simultaneously engaged in the purchase or sale of the same security, the transactions are allocated to the respective companies or accounts both as to amount and price, in accordance with a method deemed equitable to each company or account. In some cases this system may adversely affect the price paid or received by the Fund or the size of the position obtainable for the Fund.

          Allocations are made by the officers of the Fund or of the Adviser. Purchases and sales of portfolio securities are determined by the Adviser and are placed with broker-dealers by the order department of the Adviser.

          The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co., an affiliate of the Adviser. In such instances, the placement of orders with such brokers would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Adviser. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

          During the fiscal years ended October 2004, 2005 and 2006 the Fund incurred brokerage commissions amounting in the aggregate to $444,847, $678,529 and $396,643, respectively. During the fiscal years ended October 31, 2004, 2005 and 2006 brokerage commissions amounting in the aggregate to $50,660, $287,897 and $0, respectively, were paid to SCB & Co. During the fiscal year ended October 31, 2006, the brokerage commissions paid to SCB & Co. constituted 0% of the Fund's aggregate brokerage commissions. During the fiscal year ended October 31, 2006, of the Fund's aggregate dollar amount of brokerage transactions involving the payment of commissions, 0% was effected through SCB & Co. During the fiscal year ended October 31, 2006, transactions in portfolio securities of the Fund aggregating $913,116,114 with associated brokerage commissions of approximately $323,488 were allocated to persons or firms supplying research services to the Fund or the Adviser.

Disclosure of Portfolio Holdings
--------------------------------

          The Fund believes that the ideas of the Adviser's investment staff should benefit the Fund and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, the Fund also believes that knowledge of the Fund's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

          The Adviser has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Fund's portfolio securities. The policies and procedures relating to disclosure of the Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation or useful to the Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Fund does not provide or permit others to provide information about the Fund's portfolio holdings on a selective basis.

          The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser posts portfolio holdings information on the Adviser's website (www.AllianceBernstein.com). The Adviser may post on the website a complete schedule of the Fund's portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Fund, the market value of the Fund's holdings, and the percentage of the Fund's assets represented by the Fund's holdings. In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities the Fund holds, a summary of the Fund's top ten holdings (including name and the percentage of the Fund's assets invested in each holding), and a percentage breakdown of the Fund's investments by country, sector and industry, as applicable approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

          The Adviser may distribute or authorize the distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, to facilitate the review of the Fund by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. The Adviser does not expect to disclose information about the Fund's portfolio holdings that is not publicly available to the Fund's individual or institutional investors or to intermediaries that distribute the Fund's shares. Information may be disclosed with any frequency and any lag, as appropriate.

          Before any non-public disclosure of information about the Fund's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

          The Adviser has established procedures to ensure that the Fund's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of the Fund and is in the best interest of the Fund's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board of Directors on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

          In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Fund's portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the Fund's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Fund's portfolio holdings information unless specifically authorized.

------------------------------------------------------------------------------

                               GENERAL INFORMATION
------------------------------------------------------------------------------

Capitalization
--------------

          The Company is a Maryland corporation organized on October 3, 1997 under the name "Alliance Institutional Funds, Inc." The name of the Company became "AllianceBernstein Institutional Funds, Inc." on March 31, 2003. The Fund changed its name from Alliance Real Estate Investment Institutional Fund to AllianceBernstein Real Estate Investment Institutional Fund on May 21, 2001.

          The authorized capital stock of the Company consists of 9,000,000,000 shares, of which 3,000,000,000 shares are Class I shares of the Fund having $.001 par value. The balance of the shares of the Company are Class I and Class II shares of the Company's other portfolio.

          All shares of the Fund, when issued, are fully paid and non-assessable. The Directors are authorized to reclassify and issue any unissued shares to any number of additional series and classes without shareholder approval. Accordingly, the Directors in the future, for reasons such as the desire to establish one or more additional portfolios with different investment objectives, policies or restrictions, may create additional classes or series of shares. Any issuance of shares of another class or series would be governed by the 1940 Act and the law of the State of Maryland. If shares of another series were issued in connection with the creation of a new portfolio, each share of each portfolio would normally be entitled to one vote for all purposes. Generally, shares of all portfolios would vote as a single series on matters, such as the election of Directors, that affected both portfolios in substantially the same manner. As to matters affecting portfolios differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as a separate series. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

          It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

          As of February 2, 2007, there were 68,859,171 Class I shares of common stock of the Fund outstanding. To the knowledge of the Fund, no persons owned, of record or beneficially, 5% or more of a class of the outstanding shares of the Fund as of February 2, 2007.

Custodian
---------

          State Street Bank and Trust Company ("State Street"), 225 Franklin Street, Boston, Massachusetts 02110, will act as the Fund's custodian for the assets of the Fund but plays no part in decisions as to the purchase or sale of portfolio securities. Subject to the supervision of the Directors, State Street may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

Principal Underwriter
---------------------

          AllianceBernstein Investments, Inc., an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, is the principal underwriter of shares of the Fund. Under the Distribution Services Agreement between the Fund and the Principal Underwriter, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

Counsel
-------

          Legal matters in connection with the issuance of the shares of Common Stock offered hereby are passed upon by Seward & Kissel LLP, New York, New York.

Independent Registered Public Accounting Firm

          Ernst & Young LLP, 5 Times Square, New York, New York 10036, has been appointed as the independent registered public accounting firm for the Company.

Additional Information
----------------------

          Any shareholder inquiries may be directed to the shareholder's financial intermediary or to ABIS at the address or telephone number shown on the front cover of this SAI. This SAI does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission under the Securities Act. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

------------------------------------------------------------------------------

                 FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT
                        REGISTERED PUBLIC ACCOUNTING FIRM
------------------------------------------------------------------------------

          The financial statements for the Company for the fiscal year ended October 31, 2006 and the report of Ernst & Young LLP, independent registered public accounting firm, are incorporated herein by reference to the Company's annual report. The annual report was filed on Form N-CSR with the Commission on January 9, 2007. It is available without charge upon request by calling ABIS at
(800) 227-4618.

------------------------------------------------------------------------------

                                   APPENDIX A:

                            STATEMENT OF POLICIES AND
                          PROCEDURES FOR VOTING PROXIES
------------------------------------------------------------------------------

Introduction
------------

As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's growth and value investment groups investing on behalf of clients in both US and non-US securities.

Proxy Policies
--------------

This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

Corporate Governance: AllianceBernstein's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support non-binding shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

Elections of Directors: Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may withhold votes for directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

Appointment of Auditors: AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. Although we recognize that there may be special circumstances that could lead to high levels of non-audit fees in some years, we would normally consider non-audit fees in excess of 70% of total fees paid to the auditing firm to be disproportionate. Therefore, absent unique circumstances, we may vote against the appointment of auditors if the fees for non-audit related services exceed 70% of the total fees paid by the company to the auditing firm or there are other reasons to question the independence of the company's auditors.

Changes in Legal and Capital Structure: Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device.

Corporate Restructurings, Mergers and Acquisitions: AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

Proposals Affecting Shareholder Rights: AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

Anti-Takeover Measures: AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

Executive Compensation: AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted. With regard to stock award or option plans, we consider whether the option exercise prices are below the market price on the date of grant and whether an acceptable number of employees are eligible to participate in such programs. We will generally oppose plans that have below market value exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

Social and Corporate Responsibility: AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

Proxy Voting Procedures
-----------------------

Proxy Voting Committees
-----------------------

Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

Conflicts of Interest
---------------------

AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, Alliance may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including: (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote;
(iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

Proxies of Certain Non-US Issuers
---------------------------------

Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein's voting instructions. Although it is AllianceBernstein's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

Loaned Securities
-----------------

Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

Proxy Voting Records
--------------------

You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

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